U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                       OF THE SECURITIES EXCHANGE ACT OF 1934
                                   (AMENDMENT NO. )


Check the appropriate box:

     [ ] Preliminary Information Statement [ ] Confidential, for use of the Commission only ( as permitted by Rule 14(a)-6(e)(2)) [X] Definitive Information Statement


                      THE MAJESTIC COMPANIES, LTD.
     (Exact name of registrant as specified in its charter)


Payment of filing Fee (Check the appropriate box):
         [X] No Fee Required [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title of each class of securities to which transactions applies:

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2.  Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state sow it was determined):

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4.  Proposed aggregate offering price:

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5.  Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.





1.  Amount previously paid:
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2.  Form, schedule, or registration statement number:
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3.  Filing party:
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1.  Date filed:
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Notes:



























                              INFORMATION STATEMENT

                          The Majestic Companies, Ltd.
                       8880 Rio San Diego Drive, 8th Floor
                               San Diego, CA 92018


                  We Are Not Asking You for a Proxy and You Are
                           Requested Not to Send Us a Proxy

     This Information Statement is furnished by the Board of Directors of The Majestic Companies, Ltd., a Nevada corporation ("Company"), to the holders of record at the close of business on July 12, 2002 ("Record Date"), of the Company's outstanding common stock; par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). This Information Statement is being furnished to such stockholders for the purpose of seeking consent of the stockholders in regards to the following: 1) Increasing the authorized the Common Shares of the Company to 450,000,000 with a par value of $0.001; and 2) Increasing the Series A Preferred Class of Stock to 50,000,000 shares with a par value of $0.001 per share, with conversion rights at a five (5) Common for one(1) Preferred share ratio.

     The Company's Board of Directors unanimously approved the increase of the authorized Common Shares and Preferred Shares on July 12, 2002. The Company thereafter received the consent of a majority of the outstanding shares of Common Stock, and Series A Preferred Class Stock with conversion rights of five
(5) common per one (1) Preferred. The Company will, when permissible following the expiration of the twenty-day period mandated by Rule 14c, do the following:
1) file an Amendment to the Articles of Incorporation with the Nevada Secretary of State increasing the authorized shares of the Company to 450,000,000 with a par value of $0.001 per share, and, increasing the Series A Preferred Class of Stock to 50,000,000 shares with a par value of $0.001 per share and conversion rights of five (5) Common for one (1) Preferred share ratio. These amendments will not be filed until after a date which is at least twenty (20) days after the filing of this Definitive Information Statement.

     This Information Statement will be sent on or about July 25, 2002, to the Company's stockholders of record who are not solicited for their consent of this corporate action.

                                   VOTING SECURITIES

     The record date of shareholders entitled to receive notice of this corporate action by the Company is the close of business July 12, 2002. On such date, the Company had issued and outstanding 1) 13,330,257 shares of $0.001 par value common stock and 10,000,000 shares of Series A Preferred Stock, par value $0.001 per share, and five (5) Common for one (1) Preferred share conversion rights, that were entitled to vote on this issue. Each share of Common Stock is entitled to one vote per share, and, each share of Series A Preferred Stock,with conversion rights to five(5) Common for one(1) Preferred, with voting entitlements of Common Stock shares of five votes per converted Series A Preferred shares, on any matter that may properly come before its shareholders. Pursuant to applicable Nevada Law, there are no dissenter's or appraisal rights relating to the matters to be voted.

     All matters to be voted or require an affirmative vote of majority of the issued and outstanding shares of the Company. The Company has solicited and received consent of more than 11,665,130 Common Stock equivalent votes from shareholders representing an amount of at least one vote greater than 50.0% of Common Stock and its equivalent of the stockholders and therefore has approved the proposal.




































                         STOCK OWNERSHIP - COMMON STOCK


     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of July 12, 2002 (13,330,257 Common and 10,000,000 Series A Preferred shares issued and outstanding) by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock and Series A Preferred Shares; (ii) each Director and Executive Officer; and, (iii) all Officers and Directors of the Company as a group. Except as may otherwise may be indicated in the footnotes to the table, each individual/entity has sole voting power and sole dispositive power as to all shares shown as beneficially owned by them.



---------------- --------------------------- ----------------------- -----------
Title of Class     Name and Address            Amount of Beneficial   Percentage
                   of                          Ownership (1)          of Class
                   Beneficial Owner
---------------- --------------------------- ----------------------- -----------
---------------- --------------------------- ----------------------- -----------
Common Stock       Francis A. Zubrowski          166,667(1)             1.3%
                   Chairman, CEO, President
                   8880 Rio San Diego
                   Drive,8th Floor
                   San Diego, CA 92108
---------------- --------------------------- ----------------------- -----------
---------------- --------------------------- ----------------------- -----------
Common Stock        Connie White                  6,710(1)              0.05%
                    Secretary
                    8880 Rio San Diego
                    Drive,8th Floor
                    San Diego, CA 92108
---------------- --------------------------- ----------------------- -----------
---------------- --------------------------- ----------------------- -----------
Common Stock        Paul Hewitt                   0                     0.00%
                    Director
                    8880 Rio San Diego
                    Drive,8th Floor
                    San Diego, CA 92108
---------------- --------------------------- ----------------------- -----------
---------------- --------------------------- ----------------------- -----------
Common Stock        Shares of all Directors    173,377(1)               1.35%
                    and
                    Executive Officers
                    As a group (3 persons)
---------------- --------------------------- ----------------------- -----------
---------------- --------------------------- ----------------------- -----------
Series A            Freedom Oil & Gas, Inc.    10,000,000(1)            100.00%
Preferred           602 Grapevine Highway
                    Hurst, Texas 76054
---------------- --------------------------- ----------------------- -----------

(1) The shareholder votes taken achieved majority consent, threby confirming the Board of Directors Reolution approving the amendment to the Certificate of Incorporation, and did not rely upon options as no options granted have voting rights.


                            DESCRIPTION OF SECURITIES


I        Shareholders' Rights

         A.       Common Shares.   The Company's articles of incorporation
currently authorize 13,333,333 shares of common stock, par value, $0.001 per share. The holders of the shares:

                  -have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the company

                  -are entitled to mshare ratably in all of the assets of the company available for distribution upon winding up the affairs of the company

                  -are entitled to one non-cumulative vote per share on all matters on which the shareholders may vote at all meetings of shareholders

These securities do not have any of the following rights:

                  -special voting rights

                  -preference as to dividends or interest

                  -preemptive rights to purchase in issues of shares

                  -preference upon liquidation

                  -any other special rights of preferences

         In addition, the shares are not convertible into any other security. There are no restrictions on dividends under any loan any other loan financing or otherwise. As of July 12, 2002, the company had 13,330,257 shares of common stock outstanding.

Non-Cumulative Voting

         The holders of shares of common stock of the company do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the hodlers of the remaining shares will not be able to elect any of the company's directors.






Dividends

     The company does not currently intend to pay cash dividends.The company's proposed dividend policy is to make distributions of its revenues to its stockholders when the company's board of directors deems such distributions appropriate. Because the company does not intned to make cash distributions, potential investors would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, nor can there be any guarantess of the success of the company.

     A distribution of revenues will only be made when, in the judgement of the company's board of directors, it is in the best interest of the company's stockholders to do so. The board of directors will review, among othe things, the investment quality and marketability of the securities considered for distribution; the impact of the distribution of the investee's securities on its customers, joint venture associates, management contracts, other investors, financial institutions, and the company's internal management, plus the tax consequences and the market effects of an initial or broader distribution of such securities.

B.       Series A Preferred Shares.   The Company's articles of incorporation
currently authorize 10,000,000 shares of Series A Preferred Stock, par value, $0.001 per share, and, conversion rights of five(5) Common for one (1) Preferred Share ratio. The holders of the shares:

                  -have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the board of directors of the company

                  -are entitled to share ratably in all of the assets of the company available for distribution upon winding up the affairs of the company

                  -are entitled to one non-cumulative vote per share on all matters on which the shareholders may vote at all meetings of shareholders

                  -have the right to convert each one (1) preferred share to five (5) common shares of stock with each common stock share having all voting rights and entitlements and restrictions described in Section A above.

                  -preference as to dividends or interest

                  -preemptive rights to purchase in issues of shares

                  -preference upon liquidation

                  -any other special rights of preferences

     There are no restrictions on dividends under any loan any other loan financing or otherwise. As of July 12, 2002, the company had 10,000,000 shares of Series A Prefered shares outstanding.

Non-Cumulative Voting

     The holders of shares of common stock of the company do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the hodlers of the remaining shares will not be able to elect any of the company's directors.

Dividends

     The company does not currently intend to pay cash dividends. The company's proposed dividend policy is to make distributions of its revenues to its stockholders when the company's board of directors deems such distributions appropriate. Because the company does not intned to make cash distributions, potential investors would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, nor can there be any guarantess of the success of the company.

     A distribution of revenues will only be made when, in the judgement of the company's board of directors, it is in the best interest of the company's stockholders to do so. The board of directors will review, among othe things, the investment quality and marketability of the securities considered for distribution; the impact of the distribution of the investee's securities on its customers, joint venture associates, management contracts, other investors, financial institutions, and the company's internal management, plus the tax consequences and the market effects of an initial or broader distribution of such securities.



II       Possible Anti-Takeover Effects of Authorized but Unissued Stock

     The company's authorized but unissued stock will consist of more than 436,669,743 shares of common stock, and, 40,000,000 shares of Series A Preferred stock. One effect of the existence of authorized but unused capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fudiciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover trasnaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.



III      Transfer Agent

     The Company has engaged the services of Mellon Shareholder Services to act as transfer agent and registrar of its Common Stock Shares.

     The Company will act as its own transfer agent and registrar of its Series A Preferred Shares.

IV       Amendment to the Certificate of Incorporation

     The Corporate action to be taken consists of the Company filing an Amendment to the Certificate of Incorporation.



                         FINANCIAL AND OTHER INFORMATION


     The following documents previously filed by the Company (File No. 000-28083) with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference:

     (a) The Company's Annual Report on Form 10-KSB containing audited financial statements for the fiscal years ended December 31, 2001, filed on March 19, 2002, pursuant to Section 13(a) of the Exchange Act.

     (b) All other reports filed by the Company pursuant to Section 13(a) of the Exchange Act since January 25, 2002, consisting of the Company's Amended Current Report on Form 8-K, Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2002, Registration Statement on form S-8 and a Current Report on Form 8-K.

     The latest Annual Report on Form 10-KSB will be given to shareholders receiveing this Information Statement.


By order of the Board of Directors
July 12, 2002


-------------------------
Francis A. Zubrowski
Chief Executive Officer